EXHIBIT 99.1

WaMu Capital Corp.
A Washington Mutual, Inc. Company

WMALT 2005-3
30 Year Conforming Alt-A
Term Sheet

Deal Size	$425 MM (AAA) +/- 10%

GWAC	6.05% +/- 10bps

WAM	358 +/-2 months

California	Max 35%

FICO	715 +/- 10

Average Loan Balance	$197,000 +/- $20,000

WA LTV	70% +/- 5%

Cash-Out Refi	40% +/- 5%

SF/PUD	77% +/- 5%
2-4 Family	16% +/- 5%

Full Doc	25% +/- 5%
Reduced Doc	45% +/- 5%
No Doc	24% +/- 5%
No Ratio	6% +/- 5%

Investor Property	16% +/-

IO Loans	22% +/-

Prepay Penalty	7% +/-

AAA Ratings	S&P and Moodys

Estimated Subordination Level*	5.5% +/-*

Settlement Date	4/29/2005

Clean Up Call	10%

* Subordination will be crossed.
All numbers are approximate.
All tranches are subject to 10% delivery variance.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

 This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

 This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

WMALT 2005-3
30 Year Jumbo Alt-A
Term Sheet

Deal Size	$90 MM (AAA) +/- 10%

GWAC	6.09% +/- 10bps

WAM	358 +/-2 months

California	Max 55%

FICO	718 +/- 10

Average Loan Balance	$510,000 +/- $25,000

WA LTV	71% +/- 5%

Cash-Out Refi	42% +/- 5%

SF/PUD	94% +/- 5%
2-4 Family	2% +/- 5%

Full Doc	22% +/- 5%
Reduced Doc	59% +/- 5%
No Doc	12% +/- 5%
No Ratio	7% +/- 5%

Investor Property	4% +/-

IO Loans	27% +/-

Prepay Penalty	14% +/-

AAA Ratings	2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*	5.5% +/-*

Settlement Date	4/29/2005

Clean Up Call	10%

* Subordination will be crossed.
All numbers are approximate.
All tranches are subject to 10% delivery variance.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.